UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2026

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2026, the Board of Directors (the “Company Board”) of Farmers and Merchants Bancshares, Inc. (the “Company”) and the Board of Directors (together with the Company Board, the “Board”) of Farmers and Merchants Bank, the Company’s wholly-owned subsidiary (the “Bank”), elected Mark C. Krebs to serve as a director (Class I) of the Company and the Bank, respectively, until the 2027 annual meeting of stockholders and thereafter until his successor is duly elected and qualifies. The Board has appointed Mr. Krebs to its Asset/Liability, Investor Relations, and Nominating Committees.

Mr. Krebs, who is 66 years old, served as the Treasurer and Chief Financial Officer (“CFO”) of the Company from August 2016 until his retirement on June 30, 2025 and as the Executive Vice President – CFO of the Bank from April 2017 until his retirement on June 30, 2025. Beginning on September 15, 2025, and until his election to the Board, Mr. Krebs served as an advisor to the Board. Prior to April 2017, Mr. Krebs served as Senior Vice President - Chief Financial Officer of the Bank from January 2010 to April 2017. From November 2007 to November 2009, Mr. Krebs served as a chief financial officer or consultant at several firms. From February 2004 to August 2007, he served as Senior Vice President, Treasurer and Director of Investor Relations of Fieldstone Investment Corporation, a publicly-traded real estate investment trust. Mr. Krebs worked for American Home Mortgage, a publicly-traded mortgage banking company, and its predecessor, Columbia National, Inc., a mortgage banker and servicer, between February 1986 and January 2004 as Senior Vice President, Treasurer and Controller. Mr. Krebs started his career in 1982 with KPMG, an international accounting firm.

For his service on the Board, Mr. Krebs will be entitled to receive the same director compensation as that received by other non-employee directors. Such compensation is discussed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2026 (the “2026 Proxy Statement”) under the heading, “DIRECTOR COMPENSATION”, which discussion is incorporated herein by reference.

Since the beginning of the Company’s fiscal year ended December 31, 2024, neither the Company nor any of its subsidiaries engaged in any transaction with Mr. Krebs or any of his affiliates for which disclosure would be required pursuant to Item 404(a) of the SEC’s Regulation S-K, and no such transaction is currently proposed for the remainder of the fiscal year ending December 31, 2026. During 2025 and 2024, Mr. Krebs was a party to various compensatory arrangements with, and received compensation from, the Bank in connection with his service as the Bank’s CFO, which compensation is discussed in the 2026 Proxy Statement under the heading “EXECUTIVE COMPENSATION” and the Company’s definitive proxy statement filed with the SEC on March 24, 2025 under the heading “EXECUTIVE COMPENSATION”, which discussions are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: September 23, 2026	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO